RATIFICATION AND AMENDMENT AGREEMENT


     This Ratification and Amendment Agreement made and entered into in New York, New York, this ___ day of May, 1999, by and between Alcohol Sensors International, Ltd., a corporation existing under and by virtue of the laws of the State of New York, with its principal place of business located at 28 Brandywine Drive, Deer Park, New York 11729 ("Borrower") and Acquisition Funding, LLC, a New York limited liability company, with its principal place of business located at 949 Edgewood Avenue, Pelham Manor, New York 10803 ("AFL").

     WHEREAS, certain financing arrangements were entered into on April 30th , 1999 by and between Borrower and AFL (the "Financing"); and

     WHEREAS, in order to secure the obligations of Borrower to AFL pursuant to the Financing, Borrower granted to AFL a security interest in and to all of its assets including, but not limited to, accounts receivable, chattel paper, inventory, furniture and fixtures, machinery and equipment, leasehold interests, general intangibles, including licenses, trademarks, tradenames, tax refunds, patents and patents pending and all property recovered as a result of transfers or obligations avoided under Bankruptcy Code Sections 544, 545, 547, 548, 551 and 553.

     WHEREAS, AFL has perfected its security interest in and to the assets of Borrower, inter alia, by duly filing UCC-1 Financing Statements; and

     WHEREAS, performance of all of the obligations of Borrower under the Financing, including the payment of attorney's fees and all other costs and fees of AFL, is secured by the assets of Borrower; and

     WHEREAS, Borrower filed a bankruptcy petition in the United States Bankruptcy Court for the Eastern District of New York on May ____, 1999 (the "Bankruptcy Case"); and

     WHEREAS, pursuant to an Order of the United States Bankruptcy Court of the Eastern District of New York issued May ____, 1999, Borrower was authorized to enter into a post-petition ratification and amendment agreement with AFL reaffirming, restating and ratifying the Financing and to grant AFL a super-priority security interest in and to all of Borrower's post-petition assets consisting of all now existing and hereafter acquired personal property, wherever located, and of whatever kind or nature, whether acquired prior to or after the commencement of Borrower's Bankruptcy Case, including, without limitation, accounts receivable, inventory, furniture and fixtures, machinery and equipment, leasehold interests, general intangibles, including licenses, patents, patents pending, tradenames, trademarks, tax refunds and all property recovered as a result of transfers or obligations avoided under Bankruptcy Code Sections 544, 545, 547, 548, 551 and 553 (the "Finance Order").

     NOW, THEREFORE, in consideration of and in order to induce AFL, its successors, endorsees or assigns to grant and continue to grant such advances, loans or extensions of credit directly or indirectly to Borrower, the parties hereto agree as follows:

     1. This Agreement reaffirms, restates and ratifies that certain Security Agreement dated April 30, 1999 by and between AFL and Borrower and any and all other documents executed by Borrower and delivered to AFL in connection with the Financing.

     2. The Borrower hereby: (i) acknowledges, covenants and agrees that there are no defenses, offsets or counterclaims to any of the obligations of the Borrower under the Financing; and (ii) reacknowledges and reaffirms all of the terms, conditions, covenants and obligations contained in the Financing, except as modified herein.

     3. The Borrower hereby grants AFL a first lien and security interest in and to all of the Borrower's post-petition assets consisting of all now existing and hereafter acquired personal property, wherever located, and of whatever kind or nature, whether acquired prior to or after the commencement of the Bankruptcy Case, including, without limitation, accounts receivable, inventory, furniture and fixtures, machinery and equipment, leasehold interests, general intangibles, including licenses, patents, patents pending, trademarks, tradenames, tax refunds and all property recovered as a result of transfers or obligations avoided under Bankruptcy Code Sections 544, 545, 547, 548, 551 and 553.

     4. The Borrower and AFL hereby agree that if there is any inconsistency between this Agreement or any of the documents executed in connection with the Financing and the Finance Order, the terms and provisions of the Finance Order shall control.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as of the year and date first above written.

                                     ALCOHOL SENSORS INTERNATIONAL, LTD.


                                     By:______________________________________
                                         Edward Gould, President



                                     AQUISITION FUNDING, LLC


                                     By:______________________________________
                                         Michael Recca, Managing Member

     This Security Agreement, made and entered into in New York, New York, this 30th day of April, 1999, by and between ALCOHOL SENSORS INTERNATIONAL, LTD., a corporation existing under and by virtue of the laws of the State of New York, with its principal place of business located at 28 Brandywine Drive, Deer Park, New York 11729 ("Borrower") and ACQUISITION FUNDING LLC, a New York limited liability company, with its principal place of business located at 949 Edgewood Avenue, Pelham Manor, New York 10803 ("AFL"). This Agreement sets forth the terms and conditions upon which AFL may, in its sole and absolute discretion, make loans, advances and other financial accommodations to or for the benefit of Borrower upon the security referred to herein.

     SECTION 1. DEFINED TERMS

     1.1. All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code (the "UCC") shall have the same meaning as given therein unless otherwise defined in this Agreement. All references to the plural shall also mean the singular.

     1.2. "Account" or "Accounts" shall mean all of Borrower's present and hereafter created accounts receivable, contract rights, general intangibles, security deposits, letters of credit, trade styles, trademarks, trademark applications, chattel paper, notes, drafts, acceptances, leases, lease payments, rents, tax refunds, options to purchase real or personal property, securities, stock options, customer lists, insurance claims, patents, patent applications, documents, instruments, copyrights, claims, and any other choses in action, as such terms may be defined in the UCC, including, without limitation, all obligations for the payment of money arising out of Borrower's sale, lease or other disposition of goods or other property or Borrower's rendition of services, and to all of Borrower's merchandise which is represented thereby whether delivered or undelivered, all monies, credit balances, deposits, deposit accounts, all claims and property recovered by or on behalf of the Borrower including, but not limited to, all property recovered as a result of transfers or obligations avoided under the Bankruptcy Code and to all proceeds thereof including, but not limited to, the proceeds of any insurance thereon whether or not specifically assigned to AFL.

     1.3. "Account Debtor" shall mean each debtor or obligor in any way obligated on or in connection with any Account.

     1.4. "Collateral" shall have the meaning set forth in Section 4.1 hereof.

     1.5. "Costs and Expenses" shall include, but not be limited to commissions, fees, appraisal fees, taxes, title insurance premiums, internal and external audit expenses for routine and non-routine audits, field examination expenses, filing, recording and search expenses, reasonable attorney's fees and disbursements (as may be incurred with respect to the effectuation of this Agreement or any claim of any kind or nature or litigation whatsoever arising out of or as a result of the interpretation of this Agreement or the financing provided for hereunder, including, but not limited to, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses and all court costs and collection charges), Closing Fees (as defined herein), Exit Fees (as defined herein), postage, wire transfer fees, check dishonor fees and other out of pocket expenses arising out of or relating to the negotiations, preparation, consummation, administration and enforcement of this Agreement or any other agreement between Borrower and AFL including, but not limited to any guaranty of the Obligations (as defined herein).

     1.6. "Default Rate of Interest" shall have the meaning set forth in Section
3.2 hereof.

     1.7. "Events of Default" shall have the meaning set forth in Section 8.1 hereof.

     1.8 "Exit Fee" shall have the meaning set forth in Section 3.5 hereof.

     1.9. "Line of Credit" as used herein is solely for the purpose of computing the Closing Fee and the Exit Fee and does not represent any amount or amounts available for borrowing purposes nor any limit as to the amount or amounts available for borrowing purposes, each of which shall be determined at AFL's sole and absolute discretion. Subject to the preceding sentence Borrower's Line of Credit is $1,000,000.

     1.10 "Obligations" shall mean any and all loans, advances, accommodations, indebtedness, liabilities, Costs and Expenses and all obligations of every kind and nature owing by Borrower to AFL, however evidenced, whether as principal, guarantor or otherwise, whether arising under this Agreement, any supplement hereto, or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed, modified or extended, and whether arising directly or acquired from others (including, without limitation, wherever applicable, AFL's participations or interests in Borrower's obligations to others) and including, without limitation, AFL's charges, of whatever nature, commissions, interest, expenses, costs and attorneys' fees, all of which are chargeable to Borrower in connection with any of the foregoing.

     1.11. "Records" shall have the meaning set forth in Section 4.1(f) hereof.

     Section 2. LOANS AND ADVANCES

     2.1. AFL shall from time to time, in its sole and absolute discretion, make loans, advances and other financial accommodations to or for the benefit of Borrower of up to $1,000,000 (the "Loan Advance"). The Loan Advance together with all other obligations shall be repaid to AFL upon the earlier of: (a) April 26, 2000; (b) confirmation of a plan of reorganization in Borrower's Chapter 11 bankruptcy case in the United States Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Case"); or (c) upon any Event of Default as set forth in this Agreement or in any financing order entered in the Borrower's Bankruptcy Case.

     2.2. All Obligations shall be charged to an account in the Borrower's name as maintained on AFL's books. AFL shall render to Borrower a monthly statement of its account (the "Statement") by facsimile, which notice shall be deemed to be received when confirmation of facsimile transmittal is received, which Statement shall be deemed correct, accepted by, and conclusively binding upon Borrower as an account stated, except to the extent that Borrower shall deliver to AFL written notice of any specific exceptions thereto within thirty (30) days after the date such Statement is received. Notwithstanding the foregoing, if Borrower fails to advise AFL of any change in Borrower's facsimile number or if AFL is unable to obtain confirmation of a facsimile transmittal to Borrower, AFL may render such Statement to Borrower in accordance with Section 9.5 of this Agreement.

     2.3. All principal, interest, fees, charges, Costs and Expenses incurred with or in respect of this Agreement or any supplement or amendment hereto (all of which shall be cumulative and not exclusive) and any and all Obligations shall be charged as an advance to Borrower's account as maintained by AFL.

     2.4. All Obligations shall be payable at AFL's office specified above or at such other place as AFL may hereafter designate from time to time. If requested, Borrower shall execute and deliver to AFL one or more promissory notes in form and substance satisfactory to AFL to further evidence the Obligations.

     2.5 Borrower shall pay AFL monthly: all interest, fees, charges, Costs and Expenses, incurred with or in respect of this Agreement or any supplement or amendment hereto ("Charges"). All Charges shall be reflected on the Statement and shall be payable to AFL on or before the first day of the month immediately following the month in which AFL rendered such Statement. AFL may, from time to time, in its sole and absolute discretion, agree in writing to allow all or some of the Charges to accrue and become part of the Obligations.

     Section 3. INTEREST AND FACILITY FEES

     3.1. AFL is authorized to charge the Borrower's loan account as an advance on the first day of each month as follows: (a) all fees, charges, Costs and Expenses; and (b) interest on Borrower's loan balance. Interest shall be payable by Borrower to AFL at the per annum Prime Rate (the "Prime Rate") plus 8% (the "Interest Rate"). As used herein the term "Prime Rate" shall be deemed to mean the prime commercial rate charged by Citibank, N.A., in effect on the date hereof (whether or not such rate is the lowest rate available at such bank) and as same may be adjusted upwards or downwards from time to time. The Interest Rate shall never be less than six (6%) percent per annum nor greater than the highest rate permitted by law. Any change in the Interest Rate shall become effective on the first day of the month following the month in which the Prime Rate shall have been increased or decreased, as the case may be. The Interest Rate shall be calculated based on a three hundred sixty (360) day year for the actual number of days elapsed and shall be charged to Borrower on all Obligations. All interest charged or chargeable to Borrower shall be deemed as an additional advance and shall become part of the Obligations.

     3.2. Borrower agrees that upon the occurrence of any Event of Default (whether caused by the Borrower, an Account Debtor or others), the Interest Rate on all Obligations shall immediately convert to a rate per annum which is two (2%) percent in excess of the rate which would otherwise be applicable thereto (the "Default Rate of Interest") and all interest accruing hereunder together with all Obligations shall thereafter be payable upon demand.

     3.3. In no event shall the Interest Rate or the Default Rate of Interest exceed the highest rate permitted under any applicable law or regulation. If any part or provision of this Agreement is in contravention of any such law or regulation such part or provision shall be deemed amended to conform thereto and any payments of interest made in excess of such highest rate permitted, if any, shall be deemed to be payments of principal Obligations to the extent of such excess.

     3.4. Borrower shall pay AFL a Closing Fee in the amount of two (2%) percent of the Line of Credit payable upon the execution and delivery of this Agreement.

     3.5. Unless the Plan of Reorganization filed by Borrower in Borrower's Bankruptcy Case is confirmed and is not objected to by AFL, Borrower shall pay AFL an Exit Fee in the amount of nine (9%) percent of the Line of Credit which shall be deemed fully earned upon the execution and delivery of this Agreement and shall be payable upon the earlier of: (a) April 26, 2000; (b) upon any Event of Default under this Agreement; or (c) the termination of this Agreement in accordance with its terms.

     Section 4. GRANTING PROVISIONS

     4.1. As security for the prompt performance, observance and payment in full of all Obligations, Borrower hereby grants to AFL a continuing security interest in, lien upon and right of setoff against, and Borrower hereby assigns, transfers, pledges and sets over to AFL the following (which, together with any of Borrower's other property in which AFL may at any time have a security interest or lien, whether pursuant to any supplement or amendment hereto, or otherwise, all of which are herein collectively referred to as the "Collateral"): (a) all of Borrower's present and future Accounts; (b) all of Borrower's monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, AFL from or for Borrower, or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special) including, but not limited to security deposits, balances, sums and credits with AFL at any time existing or with a third party for the Borrower's account; (c) all of Borrower's present and future right, title and interest, and all of Borrower's present and future rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guarantees or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance; (d) all of Borrower's present and future right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Accounts or other Collateral, including without limitation, all returned, reclaimed or repossessed goods; (e) all of Borrower's present and future deposit accounts; (f) all of Borrower's present and future books, records, ledger cards, computer programs (including all software and data contained in or by any computer whether in the possession of the Borrower or any other party) and other property and general intangibles evidencing or relating to the Accounts and any other Collateral or any Account Debtor, together with the file cabinets, containers, tapes or disks, in which the foregoing are stored ("Records"); (g) all of Borrower's presently owned or hereafter acquired inventory; (h) all of Borrower's machinery and equipment, whether presently owned or hereinafter acquired subject to any existing purchase money security interest; (i) all other of Borrower's present and future general intangibles of every kind and description, including, without limitation, customer lists, stock options, patent, trademark and copyright applications, trade names and trademarks, and the goodwill of the business symbolized thereby, patents, copyrights, licenses and Federal, State and local tax refund claims, leases, rents and insurance claims of all kinds; (j) all property recovered as a result of transfers or obligations avoided under bankruptcy Sections 544, 545, 547, 548 and 553; and (k) all proceeds of the foregoing, in any form, including, without limitation, all claims against third parties for loss or damage to or destruction of any or all of the foregoing. The security interests granted herein shall remain effective whether or not the Collateral covered thereby is acceptable to AFL for the purposes of any loans or advances contemplated under this Agreement.

     Section 5. ENFORCEMENT OF RIGHTS IN AND TO COLLATERAL

     5.1. AFL or AFL's representatives shall at all times have free access to and right of inspection of the Collateral upon one (1) business day prior notice provided, however, if AFL alleges the occurrence of an Event of Default, AFL will not have to give prior notice and AFL shall have full access to and the right to examine and make copies of Borrower's Records, to perform general audits and to do whatever else AFL deems necessary to protect AFL's interests. AFL may at any time make copies of the Records or require Borrower or its accountants or auditors to deliver any copies of Records to AFL. AFL may, at AFL's cost and expense, use any of Borrower's personnel, supplies, computer equipment (including all computer programs, software and data) and space at Borrower's places of business or at any other place as AFL may designate, as may be reasonably necessary for the handling of collections. All costs and expenses incurred by AFL pursuant to this Section shall be charged as an advance to Borrower's account as maintained by AFL and become part of the Obligations.

     5.2. All returns of merchandise, credits, issued by Borrower, claims or disputes of Account Debtors whether or not accepted by Borrower or given an allowance of any nature shall be reported by Borrower to AFL at least monthly. Each such report shall be accompanied by copies of all documentation provided to Borrower in support of all merchandise returns, credits, claims and disputes. Borrower shall immediately upon obtaining knowledge thereof report to AFL all reclaimed, repossessed and returned goods, Account Debtor claims and any other matter affecting the value, enforceability or collectability of Accounts.

     5.3 All claims and disputes relating to Accounts shall be adjusted within a reasonable time at Borrower's own cost and expense.

     5.4. AFL is authorized and empowered at any time, with or without the occurrence of an Event of Default, to compromise or extend the time for payment of any Account, for such amounts and upon such terms as AFL may in its sole discretion determine, and to accept the return of the merchandise represented by any Account, all without prior notice to or consent by Borrower, and without discharging or affecting Borrower's Obligations hereunder to any extent, provided however, that AFL shall promptly give Borrower notice of such action, and Borrower will, upon demand, pay to AFL the amount of any allowance given or authorized by AFL hereunder, AFL in its discretion may allow the amount of any allowance given or authorized by AFL hereunder to be charged as an advance to Borrower's account as maintained by AFL and become part of the Obligations. AFL shall have the right (in addition to its other rights hereunder or otherwise), upon AFL alleging the occurrence of an Event of Default and without notice to Borrower, to appropriate, set off and apply to the payment of any or all of the Obligations, any portion or all of the Collateral, in such manner as AFL shall in AFL's sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on any Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in AFL's or Borrower's name, to sell, assign and deliver the Collateral (or any part thereof) at public or private sale, for cash, upon credit or otherwise at AFL's sole option and discretion, and AFL may bid or become purchaser at any such sale, free from any right of redemption which is hereby expressly waived.

     SECTION 6. REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents, warrants and covenants to AFL the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, and continuing compliance with, being a continuing condition of the making of all loans and advances hereunder by AFL or under any supplement or amendment hereto:

     6.1. Except as set forth on Schedule "A" annexed hereto and incorporated herein by reference, Borrower is and shall be the owner of the Collateral free and clear of all liens, security interests, claims and encumbrances of every kind and nature, except in favor of AFL or as otherwise consented to in writing by AFL, and Borrower shall indemnify and defend AFL from and against all cost, loss and expense with regard to the same. None of Borrower's Accounts nor any of its inventory has been previously sold or assigned to any person, firm or corporation and will not be sold or assigned, other than to AFL, at any time during the term of this Agreement without first obtaining AFL's consent in writing. Borrower shall not execute any security agreement or UCC financing statement in favor of any other party or borrow against the security of any corporate asset, including but not limited to the Collateral, without first obtaining AFL's consent in writing.

     6.2. (a) Without first obtaining AFL's consent in writing Borrower will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any portion of Borrower's property or assets (except in the ordinary course of business) or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into Borrower; (b) Borrower will preserve, renew and keep in full force and effect Borrower's existence and good standing as a corporation and its rights and franchises with respect thereto;

     (c) Borrower will continue to engage in business of the same type as Borrower is engaged as of the date hereof; and

     (d) Borrower will give AFL thirty (30) days prior written notice of any proposed change in Borrower's corporate name which notice shall set forth the new name.

     6.3. Borrower's Records and principal executive office are maintained at the address referred to herein. Borrower shall not change such location without AFL's prior written consent (which shall not be unreasonably withheld) and prior to making any such change, Borrower agrees to execute any additional financing statements or other documents or notices which AFL may require.

     6.4. Borrower shall maintain its shipping forms, invoices and other related documents in a form reasonably satisfactory to AFL and shall maintain its books, records and accounts in accordance with generally accepted accounting principles consistently applied.

     6.5. Borrower agrees to furnish AFL with: (a) monthly detailed inventory report, accounts payable report, sales report; (b) monthly operating reports as required in Borrower's Bankruptcy Case; (c) quarterly financial statements (including balance sheet, statement of income and surplus account, and cash flow statement); (d) copies of all reports delivered to members of Borrower's Board of Directors; and (e) copies of any and all Bankruptcy filings, together with any and all pleadings in any litigation in which Borrower is now, or may become a party; (f) with such other information regarding Borrower's business affairs and financial condition as AFL may reasonably request, including, without limitation, cash flow and other projections, earnings forecasts, schedules, agings and reports. Borrower hereby irrevocably authorizes and directs all accountants, auditors and any other third parties to deliver to AFL, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any kind or nature in their possession and to disclose to AFL any information they may have regarding Borrower's business affairs and financial condition. Borrower shall furnish AFL with internal financial statements within ninety (90) days of the end of its fiscal year end. All financial statements and information shall fairly present Borrower's financial condition and the results of Borrower's operations for the periods in which the financial statements are furnished.

     6.6. All statements made and all unpaid balances appearing in the invoices, documents and instruments evidencing each Account are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract. None of the transactions underlying or giving rise to any Account shall violate any state or federal laws or regulations, and all documents relating to the Accounts shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been and shall be duly complied with.

     6.7. To the best of Borrower's knowledge, Borrower's federal, state and local taxes of every kind and nature, including, but not limited to employment taxes, other than for the years 1997 and 1998, are current, and there are no pending tax audits or examinations with respect to Borrower's federal, state or local tax returns.

     6.8 Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto. Borrower shall be liable for all taxes and penalties imposed upon any transaction under this Agreement or any supplement or amendment hereto or giving rise to the Accounts or any other Collateral or which AFL may be required to withhold or pay for any reason. Borrower agrees to indemnify and hold AFL harmless with respect thereto, and to repay to AFL on demand the amount thereof, and until paid by Borrower such amounts shall be added to and included in Borrower's Obligations.

     6.9. Except as set forth on Schedule "B" annexed hereto and incorporated herein by reference, there is no investigation by any state, federal or local agency pending or threatened against Borrower and there is no action, suit, proceeding or claim pending or threatened against Borrower or Borrower's assets or goodwill or affecting any transactions contemplated by this Agreement, or any supplement or amendment hereto, or any agreements, instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to Borrower would result in any material adverse change in Borrower's business, properties, assets, goodwill or condition, financial or otherwise.

     6.10. The execution, delivery and performance of this Agreement, any supplement or amendment hereto, or any agreements, instruments and documents executed and delivered in connection herewith, are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's charter, by-laws or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound.

     6.11. Borrower shall keep and maintain, at its sole cost and expense, satisfactory and complete Records including records of all Accounts, all payments received and credits granted thereon, and all other dealings therewith. Borrower shall execute and deliver all papers and instruments, and do all things necessary to effectuate this Agreement and facilitate the collection of the Accounts. AFL is hereby vested with all of Borrower's rights, securities and guarantees with respect to each Account, including the right of stoppage in transit. Each Account created by Borrower shall be deemed assigned to AFL and shall become its property.

     6.12. Borrower's obligations as set forth in this Agreement shall remain applicable and enforceable as against Borrower should AFL be merged into or with any other entity, including, but not limited to, its parent corporation. AFL shall give Borrower notice of any such merger if AFL is not the surviving entity of such merger.

     6.13.  AFL's agents and examiners shall have the right at any time upon one
(1) business day prior notice to review, inspect, examine, check and make copies of extracts from Borrower's Records during business hours. Notwithstanding the foregoing, AFL's agents and examiners shall have the right at any time after AFL alleges the occurrence of an Event of Default for the purposes of this Section
6.13 only, AFL shall send Borrower notice of such allegation of the occurrence of an Event of Default by facsimile and upon transmittal of such notice by facsimile have immediate access to review, inspect, examine, check and make copies of extracts from Borrower's Records during business hours.

     6.14. Borrower shall, at Borrower's expense, duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, UCC financing statements or amendments and continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by AFL of all of its rights and remedies hereunder, under any supplement or amendment hereto, or applicable law with respect to the Collateral. In addition, Borrower shall do or cause to be done such further acts as may be necessary or proper, in AFL's opinion, to evidence, perfect, maintain and enforce its security interest and the priority thereof in and to the Collateral and to otherwise effect the provisions and purposes of this Agreement or any supplement or amendment hereto. Where permitted by law, Borrower hereby authorizes AFL to execute and file one or more UCC financing statements covering the Collateral signed only by AFL.

     6.15. Borrower shall, at Borrower's expense, maintain liability insurance, including without limitation, Director's and Officers Liability Insurance, in such amounts and with such insurance companies as may be acceptable to AFL in its sole and absolute discretion.

     Section 7. ADDITIONAL POWERS

     7.1. Borrower hereby appoints AFL or AFL's designee as Borrower's attorney-in-fact, at Borrower's own cost and expense, to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to execute and file in Borrower's name financing statements and amendments under the UCC; (b) to sign Borrower's name on any invoice or bill of lading relating to any of the Collateral; (c) to sign Borrower's name on any drafts against Account Debtors;
(d) to transmit to Account Debtors notice of AFL's interest therein and to request from such Account Debtors at any time, in AFL's or Borrower's name or that of AFL's designee, information concerning the Accounts and the amounts owing thereon; (e) to notify Account Debtors to make payment directly to AFL;
(f) to take or bring, in AFL's or Borrower's name, and in AFL's sole and absolute discretion all steps, actions, suits or proceedings deemed necessary or desirable by AFL to effect collection of the Collateral (after such action is taken, AFL shall promptly give Borrower notice of such action); and (g) to do all other acts and things necessary to carry out this Agreement. Borrower hereby releases AFL and AFL's officers, employees and designees, from all liability arising from any act or acts under this Agreement or in furtherance thereof, whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact except for willful misconduct or gross negligence.

     Section 8. EVENTS OF DEFAULT

     8.1. All Obligations shall be, at AFL's option, immediately due and payable without notice or demand and the provision of this Agreement (or any supplement or amendment hereto) as to future loans and advances to or for the benefit of Borrower shall, at AFL's option, terminate forthwith upon the occurrence of any one or more of the following events of default (the "Events of Default"): (a) if Borrower shall fail to pay AFL when due any amounts owing to AFL under any Obligation, or shall breach any of the terms, covenants, conditions or provisions of this Agreement, any supplement or amendment hereto or any other agreement between Borrower and AFL; (b) if any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guaranty, endorsement or other agreement of such person with, or in favor of AFL; (c) if any representation, warranty, or statement of fact made to AFL at any time by Borrower or on Borrower's behalf is false or misleading; (d) if the Borrower's Chapter 11 bankruptcy proceeding shall be dismissed or converted to one pursuant to Chapter 7, or if any order is entered in the Borrower's Chapter 11 bankruptcy proceeding which grants any party relief from the automatic stay under 11 U.S.C. ss.362 to which AFL has not consented, or if Borrower shall fail to meet its post-petition obligations as they mature, or if Borrower or any Guarantor, endorser or other person liable on the Obligations suspends or discontinues doing business for any reason, or if a receiver, custodian or trustee of any kind is appointed with regard to any property of Borrower, or Guarantor, or endorser or other person liable on the Obligations; (e) if a bankruptcy petition is filed by Borrower and a financing order in form and substance acceptable to AFL is not entered in Borrower's Bankruptcy Case; (f) if there shall be a material adverse change in Borrower's business, assets or condition (financial or otherwise) from the date hereof; (g) if there is any change in Borrower's majority control or ownership;
(h) if there is any change in the management of the Borrower including, but not limited to, Edward Gould no longer being President of Borrower, or Rosemarie Massimillo no longer being Secretary of Borrower; or (i) if at any time AFL shall, in AFL's sole and absolute discretion, consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient and Borrower (or other person or entity acting on Borrower's behalf) shall not on AFL's demand furnish other Collateral or make payment on account, satisfactory to AFL.

     8.2. In the event AFL seeks to take possession of all or any portion of the Collateral by judicial process (including, but not limited to, AFL obtaining an order of attachment, a temporary restraining order, a preliminary or permanent injunction or otherwise) against the Borrower or with regard to the Collateral, Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required, (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (c) any requirement that AFL retain possession and not dispose of any Collateral until after trial or final judgment.

     8.3. Borrower agrees that the giving of five (5) days' notice by AFL, sent by certified mail, return receipt requested to Borrower's address set forth herein, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto.

     8.4. The net cash proceeds resulting from the exercise of any of AFL's rights or remedies under this Agreement , under the UCC or otherwise, shall be applied by AFL to the payment of the Obligations in such order as AFL may elect, and Borrower shall remain liable to AFL for any deficiency. Without limiting the generality of the foregoing, if AFL enters into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, AFL shall have the option, at any time, in AFL's sole and absolute discretion, to reduce the Obligations by the amount of such credit transaction or any part thereof or to defer the reduction thereof until actual receipt by AFL of cash in connection therewith.

     8.5. The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies AFL may have under the UCC or other applicable law. AFL shall have the right, in AFL's sole and absolute discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

     8.6. No act, failure or delay by AFL shall constitute a waiver of any of its rights or remedies. No single or partial waiver by AFL of any provision of this Agreement or any supplement or amendment hereto, or breach or default thereunder, or of any right or remedy which AFL may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     8.7. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). AFL may, at all times, proceed directly against Borrower or any guarantor or endorser to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect AFL's or Borrower's rights in the Collateral.

     Section 9. MISCELLANEOUS

     9.1. This Agreement shall become effective upon acceptance by AFL and shall continue in full force and effect for a term ending the earlier of: (a) April 26, 2000; (b) upon any Event of Default under this Agreement; or (c) until terminated pursuant to the terms hereof. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, obligations and covenants hereunder until all Obligations have been paid in full and AFL's continuing security interest in and to the Collateral shall remain in effect until all such Obligations have been fully discharged.

     9.2. If AFL terminates this Agreement upon the occurrence of an Event of Default or if Borrower terminates this Agreement as to future transactions other than on April 26, 2000, in view of the impracticality and extreme difficulty in ascertaining AFL's actual damages and by mutual agreement of the parties as to a reasonable calculation of AFL's lost profits as a result thereof, Borrower hereby agrees that it shall immediately pay to AFL by wire transfer, certified check or bank cashier's check, Borrower's entire Obligations owing thereunder, plus liquidated damages of an amount equal to the amount of interest that AFL would have received for the remainder of the unexpired term of this Agreement if this Agreement had not been terminated. Prior to its actual receipt of payment as aforesaid, AFL shall be free to exercise, without limitation, all of its rights under this Agreement or under any other agreement it may then have with Borrower. Borrower's default of any provision under this Agreement may be considered and construed at the sole option of AFL, as a termination of this Agreement by Borrower. The liquidated damages provided for in this paragraph 9.2 shall be deemed included in the Obligations and shall be presumed to be the amount of damages sustained by AFL due to the Borrower's early termination and Borrower agrees that such damages are reasonable and appropriate under the circumstances currently existing.

     9.3. This Agreement, and any supplement or amendment hereto and any agreements, instruments or documents delivered or to be delivered in connection herewith, constitute the entire agreement and understanding between AFL and Borrower concerning the subject matter hereof and thereof and as such supersedes all other prior or contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers, contracts, whether written or oral, all of which are merged into this Agreement. AFL and Borrower agree that neither party shall be bound by anything not expressed herein, nor shall this Agreement be modified orally.

     9.4. All amendments to and modifications of this Agreement shall be in writing and signed by Borrower and AFL, which requirements shall not be modified by oral agreement or by course of conduct.

     9.5. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: (a) by hand, immediately upon sending; (b) upon posting if by Federal Express, Express Mail or any other overnight delivery service; or (c) if by facsimile upon confirmation of facsimile transmittal. All notices, requests and demands are to be given or made to the respective parties at the addresses set forth herein or at such other addresses as either party may designate in writing by notice in accordance with the provisions of this paragraph.

     9.6. Borrower and AFL each hereby waive all rights to a trial by jury in any action or proceeding of any kind arising out of or relating to this Agreement, any supplement or amendment hereto, the Obligations, the Collateral or any such other transaction. Borrower hereby waives all of its rights of setoff and rights to interpose any defenses and/or counterclaims in the event of any litigation with respect to any matter connected with this Agreement, any supplement or amendment hereto, the Obligations, the Collateral or any other transaction between the parties. Borrower hereby irrevocably consents and submits to the exclusive jurisdiction and venue of the Supreme Court of the State of New York or the United States District Court for the Eastern District of New York or prior to confirmation of a plan of reorganization in Borrower's Bankruptcy Case in the United States Bankruptcy Court for the Eastern District of New York in connection with any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction.

     9.7. In any litigation brought by AFL, Borrower waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to Borrower at Borrower's address set forth below and service so made shall be complete five (5) days after the same shall have been posted. Within twenty (20) days after such mailing, Borrower shall appear and answer such summons, complaint or other process, failing which Borrower shall be deemed in default and judgment may be entered by AFL against Borrower for the amount of the claim and for any other relief requested therein.

     9.8. This Agreement and all transactions hereunder are deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of New York. If any part or provision of this Agreement shall be determined to be invalid or in contravention of any applicable law or regulation of the controlling jurisdiction, such part or provision shall be severed without affecting the validity of any other part or provision of this Agreement.

     9.9 Borrower hereby consents to and authorizes AFL to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

     9.10. This Agreement shall inure to and be binding upon the parties hereto and their successors and assigns.
                                        ALCOHOL SENSORS INTERNATIONAL, LTD.


                                        By:________________________________
                                            EDWARD GOULD, President


ACCEPTED:

ACQUISITION FUNDING, LLC


By:_________________________________
      MICHAEL RECCA, Managing Member

                      CERTIFICATE OF CORPORATE RESOLUTIONS


     I, Rosemarie Massimillo, do hereby certify that I am Secretary of ALCOHOL SENSORS INTERNATIONAL, LTD., a corporation organized under the laws of the State of New York, and that a special meeting of the Board of Directors of said corporation, duly held at its office on April 30, 1999, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded and unanimously adopted:

     RESOLVED: That it is to the best interest of this corporation to enter into a financing agreement with ACQUISITION FUNDING LLC.

     RESOLVED: That any officer or officers of this corporation are hereby authorized and empowered, on its behalf, to execute said agreement and any modification thereof, and any such formal schedules of assignment of accounts, transfer of instruments, financial and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said ACQUISITION FUNDING LLC., upon any matters or transactions arising under said agreement or in connection with any further financial arrangements with this corporation; and it was further

     RESOLVED: That all acts of the officers of this corporation, and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreement and to facilitate transactions thereunder, are hereby ratified and approved; and

     I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

     IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation, and affixed its corporate seal, by order of its Board of Directors, this 30th day of April, 1999.


                                               -------------------------------
                                               ROSEMARIE MASSIMILLO, Secretary

Attest:

---------------------------------
EDWARD GOULD, President

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the "Agreement") is made and entered into effective as of this 30th day of April, 1999 by and between ALCOHOL SENSORS INTERNATIONAL, LTD., a corporation existing under and by virtue of the laws of the State of New York, with its principal place of business located at 28 Brandywine Drive, Deer Park, New York 11729 ("Borrower"), and ACQUISITION FUNDING LLC, a New York limited liability company, with its principal place of business located at 949 Edgewood Avenue, Pelham, New York 10803 ("AFL").

     WHEREAS, AFL has provided and/or will provide Borrower with a loan of funds;

     WHEREAS, Borrower has an obligation to repay the loan; and

     WHEREAS, Borrower has agreed to provide AFL with a security interest in, among other things, certain intellectual property to secure repayment of the loan in accordance with the terms of a Security Agreement (the "Security Agreement") executed concurrently herewith.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. CREATION OF SECURITY INTEREST

     Borrower hereby grants to AFL a security interest in all of Borrower's collateral described in Paragraph 2 below ("Collateral") in order to secure the payment and performance of the obligations of Borrower to AFL, (hereinafter, the "Obligations").

     2. COLLATERAL

     a. The Collateral under this Agreement includes all right, title and interest of Borrower in all intellectual property, now owned or hereafter acquired by Borrower, in any country, including, without limitation, the following:

     1. U.S.  Design  Patent No.  D-370,065  issued May 21, 1996 For:  Hand-Held
Breath  Analyzer  Housing  Design  Inventors:  Peter  L.  Squillante,   Alan  J.
Squillante.

     2. U.S. Patent No. 5,734,090 issued March 31, 1998 For: Method And Apparatus For Sonic Breath Determination Inventors: R. Koppel, E. Kirchmeier Corresponding Taiwan Patent No. 84-114114 of May 6, 1997

     3. U.S. Design Patent No. D-404,131 issued January 12, 1999 For: Housing For A Hand-Held Breath Monitoring Device Inventor: Michael Ghazarian
Corresponding design registrations issued in Belgium, The Netherlands, Luxembourg, Germany, Spain, France, Great Britain, and Italy.

     4. Patent Cooperation Treaty ("PCT") application serial number US 97/18355 filed October 1997 (and that certain subsequent filing of the continuation-in-part ("CIP") application serial number 8/947,041 filed October 8, 1997) for "Breath Monitoring Apparatus" including all national and regional applications resulting therefrom.

     5. U.S. Patent No. 5,780,973 issued July 14, 1998 for "Vehicle Windshield Wiper-Light Control System Incorporation Daytime Running Light Modes," issued in the names of J. Lively, R. Koppel and E. Kirchmeier.

     6. U.S. Trademark and Registration therefor bearing U.S. Registration No. 1,973,994 of May 14, 1996 for the mark "SENS-O-LOCK."

     b. With respect to Borrower's intellectual property, the Collateral shall also include, but not be limited to: (i) all royalties or proceeds resulting from said intellectual property; (ii) all causes of action for infringement thereof, now existing or hereafter arising; (iii) all reissues, extensions and renewals thereof; (iv) all rights of priority under International Conventions, all corresponding foreign applications, and all registrations which may be granted thereon in the United States or any foreign country; and (v) all goodwill associated with the Borrower's intellectual property, especially as such goodwill relates to marks (trademark(s) and service mark(s)).

     3. COVENANTS OF BORROWER

     Borrower represents, covenants and warrants that:

     a. The Collateral is legally owned by it and is and will be free and clear of any liens, claims, taxes, encumbrances and equities of every kind and nature; except that U.S. Patent No. 5,780,973 of July 14, 1998 and PCT application serial number US 97/18355 filed October 1997 (and that certain subsequent filing of the continuation-in-part ("CIP") application serial number 8/947,041 filed October 8, 1997) does not appear to have been assigned as of record from the Inventors to Borrower.

     b. Borrower has the unqualified right to enter into this Agreement and perform its terms;

     c.  Borrower  has used and will  continue  to use for the  duration of this
Agreement,   proper   statutory  notice  in  connection  with  its  use  of  the intellectual property enumerated herein;

     d. Borrower hereby grants to AFL and its employees and agents the right to visit Borrower's plants and facilities which manufacture, inspect or store said products, and to inspect the products and quality control records relating thereto.

     e. That until all of the Obligations shall have been satisfied in full, Borrower will not enter into any agreement (for example, a license agreement) which is inconsistent with Borrower's Obligations under this Agreement, without AFL's prior written consent which consent AFL shall not unreasonably withhold;

     f. If before the Obligations shall have been satisfied in full, Borrower shall obtain new rights to any new patents, trademarks or other intellectual property, the provisions of Paragraph 1 shall automatically apply thereto and Borrower shall give AFL prompt written notice thereof, and shall execute any amendment to Paragraph 1 hereof adding such new patents, trademarks or other intellectual property;

     g. During the term of this Agreement, Borrower will, consistent with the exercise of reasonable business judgment in defending AFL's security interest therein, defend Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and, except in the ordinary course of business, will not sell or otherwise transfer or dispose of the Collateral, or any part thereof without the written consent of AFL, which consent shall not be unreasonably withheld.

     h. Borrower will, promptly upon the request by AFL, execute and deliver to AFL any form UCC financing statements and other documents which are necessary or desirable to perfect or continue the perfection of the security interest in the Collateral created hereunder, and will take all actions which are necessary to protect the Collateral against the rights, claims or interests of third persons or to effect the purposes of this Agreement. Furthermore, Borrower hereby appoints AFL as its attorneys-in-fact with full rights hereunder and authority to execute any documents necessary to perfect AFL's security interest and otherwise enforce its rights hereunder. The parties hereto acknowledge that this power of attorney is coupled with an interest and is irrevocable.

     i. Borrower agrees to defend, indemnify and hold AFL harmless from and against any damages, liabilities, losses and expenses (including, but not limited to, actual attorneys' fees, disbursements of counsel and interest from the date such damages, liabilities, losses and expenses are incurred to the date of payment) of any kind based upon a breach of any representation, warranty or covenant made by Borrower herein, or by reason of any claim, action or proceedings asserted or instituted as a result of any matter or thing covered by such representations, warranties, or covenants.

     4. BREACH AND REMEDIES

     If Borrower breaches any provision of this Agreement or fails to make any payment pursuant to the Security Agreement, AFL, may, at its option, exercise any or all rights and remedies provided for by law including, but not limited to, the applicable New York Uniform Commercial Code provisions, and may proceed by an action or actions at law or in equity to recover the indebtedness secured hereunder to foreclose this Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction. If any Event of Default as defined in the Security Agreement shall have been alleged by AFL, AFL shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction wherein any rights, title and interest in and to the Collateral exist or can be claimed and, without limiting the generality of the foregoing, AFL may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Borrower, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in New York, or elsewhere, all or from time to time any of any of the Intellectual Property , or any interest which the Borrower may have therein, and after deducting from the proceeds of sale or other disposition of the collateral all expenses (including all expenses for broker's fees and legal services), shall apply the residue of such proceeds to the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Borrower. Notice of any sale or other disposition of the collateral shall be given to Borrower by certified mail, return receipt requested, at least five (5) days before the time of any intended public or private sale or other disposition of the Collateral, which Borrower hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any Notice (as defined in the Security Agreement) or AFL may, to the extent permissible under applicable law, purchase the whole or any part of the collateral sold, free from any right of redemption on the part of Borrower, which right is hereby waived and released. In the event AFL alleges the occurrence of an Event of Default under the Security Agreement, Borrower hereby authorizes and empowers AFL to make, constitute and appoint any officer or agent of AFL as AFL may select, in its exclusive direction, as Borrower's true and lawful attorney-in-fact, with the power to endorse Borrower's name on all applications, documents, papers and instruments necessary for AFL to use the Collateral or to grant or issue any exclusive or nonexclusive license to use same to anyone else, or necessary for AFL to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone else. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

     5. MISCELLANEOUS PROVISIONS

     a. This Agreement shall commence as of the effective date set forth above and shall continue in force and effect until all amounts owing by Borrower to AFL have been paid in full.

     b. This Agreement shall be construed in accordance with the laws of the State of New York. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in the state courts of New York or in the U.S. District Court for the Eastern District of New York, or prior to confirmation of a plan of reorganization in Borrower's Bankruptcy Case in the United States Bankruptcy Court for the Eastern District of New York, the parties hereby submit to the jurisdiction of said courts. This Agreement shall be binding on the parties, their affiliated companies and on their successors and assigns.

     c. If any provision of this Agreement should be held to be void or unenforceable, such provision will be treated as severable, leaving valid the remainder of this Agreement.

     d. If Borrower fails to comply with any of its Obligations hereunder, AFL may do so in Borrower's name or in AFL's name, but at Borrower's expense, and Borrower hereby agrees to reimburse AFL in full for all expenses, including attorneys' fees incurred by AFL in protecting, defending and maintaining the collateral.

     e. No course of dealing between Borrower and AFL, nor any failure to exercise, nor any delay in exercising, on the part of AFL, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     f. All of AFL's rights and remedies with respect to the collateral, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date identified above.

ALCOHOL SENSORS                             ACQUISITION FUNDING, LLC
INTERNATIONAL, LTD


By:                                         By:
   ---------------------------                 ---------------------------
   Signature                                   Signature


Printed Name:----------------               Printed Name:-----------------

Title:-----------------------               Title:------------------------

                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK )
                  ) ss.
COUNTY OF         )

     KNOW ALL MEN BY THESE PRESENTS THAT ALCOHOL SENSORS INTERNATIONAL, LTD, a corporation existing under and by virtue of the laws of the State of New York, with its principal place of business located at 28 Brandywine Drive, Deer Park, New York 11729 ("Borrower"), hereby appoints and constitutes ACQUISITION FUNDING LLC, a New York limited liability company, with its principal place of business located at 949 Edgewood Avenue, Pelham Manor, New York 10803 ("Secured Party") its true and lawful attorney upon the occurrence of an Event of Default, as defined in the Security Agreement, dated as of the date hereof, between Borrower and the Secured Party (the "Security Agreement") or the Intellectual Property Security Agreement, dated as of the date hereof, between Borrower and the Secured Party (the "Intellectual Property Security Agreement") with full power of substitution, and with full power and authority to perform the following acts on behalf of Borrower:

     1. For the purpose of assigning, selling or otherwise disposing of all right, title and interest of Borrower in and to any and all of the Collateral as such term is defined in the Security Agreement together with the Intellectual Property described in the Intellectual Property Security Agreement, including without limitation, the following: (a) the patents set forth in the Intellectual Property Security Agreement; (b) the trademarks shown in the Intellectual
Property Security Agreement; (c) any and all licenses to said patents and/or trademarks set forth in the Intellectual Property Security Agreement; and (d) all other rights to letters patents and applications for letters patent now or hereafter acquired by Borrower, the inventions covered by such patents and patent applications, and all reissues, divisions, continuations, extensions, renewals and continuations-in-part thereof, and for the purpose of recording, registering, applying for registration of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

     2. To execute all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Secured Party may in its sole discretion determine.

     This power of attorney is made pursuant to the Security Agreement and the Intellectual Property Security Agreement and may not be revoked until the payment, performance and fulfillment of all Borrower's covenants and obligations under the Security Agreement and the Intellectual Property Security Agreement.

                                                  ALCOHOL SENSORS
                                                  INTERNATIONAL, LTD.

                                                  By:
                                                     ----------------
                                                  Name:
                                                  Title:

Subscribed and Sworn to
before me on April 27, 1999


------------------------
Notary Public